Subsequent Events	12 Months Ended
Apr. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
23.	SUBSEQUENT EVENTS

Subsequent to the year ended April 30, 2021, the Company issued 41,488 common shares pursuant to the final deferred payment for the acquisition of IPA Europe (Note 7). The common shares were valued at $503,243.

Subsequent to the year ended April 30, 2021, the Company issued 3,500 common shares pursuant to the exercise of stock options for total gross proceeds of $17,525.  A value of $10,156 was transferred from contributed surplus to share capital as a result.

Subsequent to the year ended April 30, 2021, the Company issued 1,194 common shares pursuant to the exercise of warrants for total gross proceeds of $4,179.  A value of $2,693 was transferred from contributed surplus to share capital as a result.

Subsequent to the year ended April 30, 2021, the Company issued 17,646 common shares pursuant to the conversion of convertible debentures at a value of $76,391.

Subsequent to the year ended April 30, 2021, the Company granted 10,000 stock options at a price of US $7.72 per share for a period of 5 years. The options are subject to the following vesting period: one-third 1 year after grant date; one-third 2 years after grant date; and one-third 3 years after grant date.

Subsequent to the year ended April 30, 2021, the Company granted 43,750 stock options at a price of US $7.14 per share for a period of 3 years. The options vested immediately.

On June 21, 2021, the Company entered into a rental offer agreement to lease a new facility for its Oss, the Netherlands location. The Company anticipates entering into a lease agreement for the new construction facility by December 31, 2022.  The lease will have a five-year term with an optional 5 year extension, is estimated to commence May 1, 2023 at an estimated annual cost of €488,948 indexed for inflation.

On June 24, 2021, the Company ordered a piece of equipment for IPA Europe for €75,055.